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                                                                    EXHIBIT 10.1

        SECOND AMENDMENT TO AMENDED AND RESTATED DISTRIBUTION AGREEMENT

This Second Amendment ("Amendment") to Amended and Restated Distribution Agreement is made this 2nd day of April, 2006 among Vitro, S.A. de C.V. (formerly Vitro, S.A.), a sociedad anonima de capital variable organized under the laws of the United Mexican States ("Vitro"); Crisa Texas Ltd DBA Crisa Ltd., a limited partnership organized under the laws of the state of Texas ("Crisa Ltd."), as successor to Crisa Corporation, a corporation organized under the laws of Texas; Vitrocrisa Comercial, S. de R.L.. de C.V., as successor to Vitrocrisa, S. de R.L. de C.V. (formerly Vitrocrisa, S.A. de C.V.), a sociedad de responsabilidad limitada de capital variable ("Vitrocrisa Comercial" and, together with Vitro and Crisa Ltd., the "Vitro Parties"); Libbey Inc., a corporation organized under the laws of the State of Delaware ("Libbey"); and Libbey Glass Inc., a corporation organized under the laws of the State of Delaware ("Libbey Glass" and, together with Libbey, the "Libbey Parties").

                             PRELIMINARY STATEMENTS

     A. Vitro, Crisa Ltd., Vitrocrisa Comercial, Libbey and Libbey Glass are parties to a certain Amended and Restated Distribution Agreement dated to be effective August 29, 1997, as amended pursuant to First Amendment to the Amended and Restated Distribution Agreement dated May 1st, 2003 (as so amended, the "Distribution Agreement") pursuant to which the Libbey Parties agreed to distribute, in the United States and Canada, products manufactured by Vitrocrisa Comercial. Capitalized terms used but not otherwise defined in this Amendment shall have the respective meanings given them in the Distribution Agreement.

     B. In order to increase the competitiveness of the products sold by Vitrocrisa Comercial into the United States, the parties hereto agree to amend the Distribution Agreement to provide that profit sharing will not be distributed by Libbey to Crisa Ltd. in accordance with and subject to the terms hereof.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. The Vitro Parties and the Libbey Parties agree that the Libbey Parties shall not be obligated to pay Crisa Ltd. any profit sharing payments pursuant to
Section 5.3 and Schedule 3 of the Distribution Agreement ("Profit Sharing") with respect to products of Vitrocrisa Comercial shipped and invoiced by the Libbey Parties on or after February 1st, 2006, unless and until the aggregate amount of Profit Sharing that the Libbey Parties would have been obligated to pay to Crisa Ltd. but for this Section 1 exceeds US $3,000,000.00 (Three Million Dollars).

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     2. Notwithstanding anything in Section 1 above to the contrary, the Libbey
Parties shall pay to Crisa Ltd. all Profit Sharing payments that would have been payable to Crisa Ltd. but for Section 1 above if the following conditions are satisfied:

          (a) the Purchase Agreement (as defined below) is terminated in accordance with its terms; and

          (b) prior to the termination of the Purchase Agreement, the stockholders of Vitro have, in accordance with the General Law of Commercial Companies (Ley General de Sociedades Mercantiles) and Vitro's Organizational Documents (as defined in the Purchase Agreement), authorized Vitro to enter into the Purchase Agreement and to consummate the transactions contemplated by it, including by granting the necessary powers of attorney to effectuate the foregoing.

For purposes of this Amendment, the term "Purchase Agreement" means the Purchase Agreement dated as of April 2, 2006 among Vitro, Crisa Corporation, Crisa Libbey S.A. de C.V., Vitrocrisa Holding, S. de R.L. de C.V., Vitrocrisa, S. de R.L. de C.V., Vitrocrisa Comercial, S. de R.L. de C.V., Crisa Industrial, L.L.C., Libbey Mexico, S. de R.L. de C.V., Libbey Europe, B.V. and LGA3 Corporation.

     3. If, pursuant to Section 2 above, the Libbey Parties are obligated to pay to Crisa Ltd. the Profit Sharing payments that would have been payable but for
Section 1 above, then the Libbey Parties shall pay those amounts, by wire transfer to Crisa Ltd., as soon as possible, but in any event within fifteen
(15) days, after termination of the Purchase Agreement.

     4. Except as specifically set forth in this Amendment, the Distribution Agreement shall continue in full force and effect unmodified.

     5. This Amendment may be executed in any number of counterparts and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties to this Amendment may execute this Amendment by signing any such counterpart, and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Texas. Any demand, action, claim, suit, countersuit, arbitration, inquiry, subpoena, discovery request, proceeding or investigation by or before any court or grand jury, any Governmental Authority or any arbitration or mediation tribunal arising out of or relating to this Amendment (each, an "Action") shall be heard and determined exclusively in any New York state or federal court located in New York County, New York. Consistent with the preceding sentence, the parties hereby to the extent justiciable in the courts of New York (a) submit to the exclusive jurisdiction of any federal or state court sitting in New York, New York for the purpose of any Action brought by any party and (b) irrevocably waive, and agree not to assert by

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way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, that any other forum would be more convenient or less burdensome, or that this Amendment may not be enforced in or by any of the above-named courts

                           [SIGNATURE PAGE TO FOLLOW]

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     This Second Amendment to Distribution Agreement is entered into as of the date and year first above written.

                                        Vitro, S.A. de C.V.


                                        By
                                           -------------------------------------
                                        Name
                                             -----------------------------------
                                        Title
                                              ----------------------------------


                                        Vitrocrisa Comercial S. de R.L. de C.V.


                                        By
                                           -------------------------------------
                                        Name
                                             -----------------------------------
                                        Title
                                              ----------------------------------


                                        Crisa Texa Ltd


                                        By
                                           -------------------------------------
                                        Name
                                             -----------------------------------
                                        Title
                                              ----------------------------------


                                        Libbey Inc.


                                        By
                                           -------------------------------------
                                        Name
                                             -----------------------------------
                                        Title
                                              ----------------------------------


                                        Libbey Glass, Inc.


                                        By
                                           -------------------------------------
                                        Name
                                             -----------------------------------
                                        Title
                                              ----------------------------------

              [Singnature page to Second Amendment to Amended and
                        Restated Distribution Agreement]